Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Canopy Growth Corporation (the “Company”) on Form 10-K for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Klein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 22, 2023	/s/ David Klein
David Klein
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Canopy Growth Corporation and will be retained by Canopy Growth Corporation and furnished to the Securities and Exchange Commission or its staff upon request.